SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2002

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                    Internet Infrastructure HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-96069
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

Item 5.   Other Events

          BroadVision, Inc. announced a 1-for-9 reverse stock split on its common stock payable to shareholders of record as of July 29, 2002. As of August 1, 2002, the share amount of BroadVision, Inc. represented by a round lot of 100 Internet Infrastructure HOLDRS will be 1.

          Infospace Inc. announced a 1-for-10 reverse stock split on its common stock payable to shareholders of record as of September 13, 2002. As of September 17, 2002, the share amount of Infospace Inc. represented by a round lot of 100 Internet Infrastructure HOLDRS will be .8.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits

               99.1 Internet Infrastructure HOLDRS Trust Prospectus Supplement dated September 30, 2002 to Prospectus dated March 12, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MERRILL LYNCH, PIERCE, FENNER &
                                                  SMITH INCORPORATED


Date:  October 31, 2002                         By:   /s/ MITCHELL M. COX
                                                      --------------------
                                                      Name:    Mitchell M. Cox
                                                      Title:   Attorney-in-Fact

                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Internet Infrastructure HOLDRS Trust Prospectus Supplement dated September 30, 2002 to Prospectus dated March 12, 2002.